UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

LIFETIME ACHIEVEMENT FUND

ANNUAL REPORT December 31, 2013

A Fund of Funds Managed by Manarin Investment Counsel, Ltd.

[w] www.lifetimeachievementfund.com
[t] 888.397.1167

THE LIFETIME ACHIEVEMENT FUND seeks long-term capital appreciation and growth of investment. The Fund seeks to achieve its objective by investing in a portfolio of non-proprietary mutual funds and exchange-traded funds (“ETFs”). The Fund offers instant and broad diversification with the ease of investing in a single mutual fund. Investors gain exposure to a wide range of asset classes and investment styles including large, mid, and small capitalization funds; growth and value style funds; domestic funds; international funds including emerging markets; precious metals; and real estate. This strategy yields a globally and geopolitically diversified portfolio of 10 to 20 funds allocated to meet the Fund’s objective.

INCEPTION DATE
July 5, 2000

TICKER SYMBOL
LFTAX

CUSIP
66538E101

TOTAL NET ASSETS
$213.5 Million

BENCHMARKS
MSCI World Index and S&P 500 Index

There is no guarantee the Fund will achieve its objective.

Investors should carefully consider the Fund’s investment objective, risks, charges and expenses before investing. For a prospectus that contains this and other information about the Fund, please call Lifetime Achievement Fund at (800) 397-1167, read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA. Northern Lights Distributors, LLC and Manarin Investment Counsel, Ltd. are not affiliated.

TABLE OF CONTENTS

Shareholder Letter	1

Portfolio Review	5

Portfolio of Investments	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	17

Expense Example	18

Approval of Advisory Agreement	19

Privacy Notice	21

Other Information	23

Supplemental Information	24

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund

“In the short run, the market is a voting machine but in the long run it is a weighing machine.” – Benjamin Graham

Dear Shareholders,

As we begin a new year, we’d like to thank you for the trust you’ve placed with Manarin Investment Counsel (“MIC”) and the Lifetime Achievement Fund (“The Fund”). It gives us great pleasure to work with such a diverse and interesting mix of clients.

Performance & Portfolio Review

The Fund increased 21.91% for the calendar year of 2013. The Fund trailed the Standard & Poor’s (“S&P”) 500® Index, which increased 32.39% and the Morgan Stanley Capital (“MSCI”) World Index, which increased 26.68% during the same period.

The Fund’s top performing holdings for the year were Level 3 Communications Inc. (2.17%), John Hancock Classic Value I (10.52%), Pioneer Oak Ridge Small Cap Growth K (3.87%), Polaris Global Value (6.79%), Franklin Microcap Value Adv (10.91%), Alger Capital Appreciation Z (10.44%), and Heartland Value Plus Instl (14.36%). These position’s calendar year returns were in the range of 34-43%.

The largest detractor from the Fund’s performance was the holdings in gold-mining companies through OCM Gold Advisors (1.41%) and Van Eck International Investors Gold I (4.72%). Both decreased in value over 47% for 2013. Throughout the year, we added to the gold position because of the large decrease in the price of gold stocks and our desire to have a 7% gold hedge. As reported in the past, the Fund will continue to hold gold as a hedge in the portfolio (as MIC has for almost 30 years) despite its volatile nature. We believe it is necessary to hedge against future higher inflation and geopolitical risks.

In addition, we used another hedge position early in 2013 during the uncertainty in Washington, DC. The Fund purchased puts on the SPDR S&P 500 ETF (SPY) that went on to expire out of the money. However, we felt that the cost (premium) of the puts was worth the potential downside protection offered.

As mentioned above, Level 3 Communications (LVLT) was the top performing position for the Fund during 2013. We decided to use the recent run up in price to reduce the Fund’s position to a 2% weighting during the fourth quarter. We also decided to raise about 5% cash in the portfolio. We continue to believe that we are overdue to see a market correction.

The underlying managers we hire tend to seek quality companies (ie. lower leveraged, good cash flow metrics) with lower valuations (ie. lower price-to-earnings, price-to-cash flow, etc). During this five-year long market rally, the lowest-quality companies have outperformed. We see this as a shorter-term phenomenon, and think long-term our shareholders may be

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rewarded by buying quality companies at the right price rather than chase momentum. We think this trend is starting to turn in our favor of late.

Economic Review & Outlook

The stock market gains took place as the wall of worry was ever present during the past year. We survived a government shutdown, a Detroit bankruptcy, fiscal sequestration, and the Federal Reserve (Fed) tapering their bond-buying program. Despite this, the fiscal path we are on is still unsustainable - just do the math! The debt and all unfunded programs continue to grow to levels that should scare us all. We have also seen the derivative market get even larger over the past year. The danger of the financial derivative market is something we have talked about even before they helped start the stock market crash in 1987.

We are ever vigilant watching the actions of the Fed and Washington. We stand ready to further increase our gold hedge if needed. Don’t forget that our portfolios went to a 20% gold hedge under Jimmy Carter! In spite of the US economic structural negatives hanging out there, we are still positive on owning good businesses and other ownership positions.

Let’s look at some of the positives.

●	Corporate profits are at record levels.

●	Corporate balance sheets are strong and full of cash. We would expect to see increased dividends, stock buybacks, investments made for expansion, and more mergers and acquisitions over the intermediate term.

●	Housing prices and new home construction have increased.

●	Car sales have recovered from the recession.

●	An energy boom is happening right here in the USA. It won’t be long until we become a net exporter of energy. This is also creating a manufacturing renaissance right here in America.

●	Exciting, life-improving, new technologies and products continue to be developed every day by hard working, creative entrepreneurs.

We certainly live in interesting times, however it is important to keep perspective that we have been through worse in the past. Bottom line - there will always be something to worry about.

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Just know we are working everyday as stewards of your hard-earned savings and to improve our investment portfolio in any way we can.

If you’d like to chat further about any specifics, please call or email us for an appointment. Thank you again for your business and continued confidence. Count your blessings every morning and happy New Year!

Peace and Goodwill,

Roland Manarin	Aron Huddleston, CFA
President - Portfolio Manager	Vice President - Portfolio Manager
roland@manarin.com	aron@manarin.com

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our clients benefit from understanding our investment philosophy and approach. This letter intends to offer factual and up-to-date information on the subjects discussed, but should not be regarded as a complete analysis of these subjects. Our views and opinions regarding investment selection, holdings, and the market are forward looking statements which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements. No party assumes liability for any loss or damage resulting from errors or omissions or reliance on or use of this material.

The Standard & Poor’s 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Visit http://us.spindices.com for more information regarding Standard & Poor’s indices.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the

3

United Kingdom, and the United States. Visit http://www.msci.com/products/indices for more information regarding MSCI indices.

It is not possible to invest directly in an index.

A put is a contract that gives the holder the right, but not the obligation, to sell a fixed amount of stock at a specified price by a certain date.

Leverage is the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Cash flow is from an accounting statement called the “statement of cash flows”, which shows the amount of cash generated and used by a company in a given period. It is calculated by adding noncash charges (such as depreciation) to net income after taxes. Cash flow can be attributed to a specific project, or to a business as a whole. Cash flow can be used as an indication of a company’s financial strength.

Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

Price-to-Cash Flow Ratio (P/CF Ratio) is a valuation metric that compares a company’s market price to its level of annual cash flow.

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Lifetime Achievement Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures(a)(e) for the period ended December 31, 2013, compared to its benchmarks:

	One	Five	Ten	Inception(d) through
	Year	Year	Year	December 31, 2013
Lifetime Achievement Fund without 2.50% sales load	21.91%	18.32%	6.60%	3.41%
Lifetime Achievement Fund with 2.50% sales load	18.82%	17.71%	6.33%	3.21%
S&P 500 Index (b)	32.39%	17.94%	7.41%	3.81%
MSCI World Index (c)	26.68%	15.02%	6.98%	3.31%

Comparison of the Change in Value of a $10,000 Investment

(a)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2014 to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings per prospectus dated April 29, 2013. The Fund’s total annual operating expenses are 2.38%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-339-4230

(b)	The Standard and Poor’s (’’S&P’’) 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

(c)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(d)	Inception date is July 5, 2000.

(e)	Performance figures include 12b-1 fee rebate. Refer to note 4 in the Notes to Financial Statements.
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Lifetime Achievement Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	COMMON STOCKS - 2.2%
	TELECOMMMUNICATIONS - 2.2%
140,000	Level 3 Communications, Inc.*
	(Cost - $6,731,830)	$4,643,800

	MUTUAL FUNDS - 94.2%
	DIVERSIFIED EMERGING MARKETS - 2.1%
134,996	Invesco Developing Markets Fund - Class R6	4,368,477

	EQUITY PRECIOUS METALS - 6.1%
274,599	OCM Mutual Fund - OCM Gold Fund - Advisor Class*	3,012,350
963,415	Van Eck International Investors Gold Fund - Class I*	10,077,318
		13,089,668
	LARGE GROWTH - 10.4%
1,055,033	Alger Capital Appreciation Institutional Fund - Class Z	22,303,392

	LARGE VALUE - 10.5%
922,458	John Hancock Classic Value Fund - Institutional Class	22,461,843

	MID-CAP VALUE - 9.9%
779,473	JPMorgan Value Advantage Fund - Institutional Class	21,162,690

	REGION FUND - EUROPEAN - 4.3%
373,896	Franklin Mutual European Fund - Class Z	9,257,674

	SMALL GROWTH - 3.9%
208,850	Pioneer Oak Ridge Small Cap Growth Fund - Class K*	8,272,543

	SMALL VALUE - 34.7%
575,010	AllianzGI NFJ Small-Cap Value Fund - Institutional Class	20,223,114
576,192	Franklin MicroCap Value Fund - Advisor Class	23,301,201
857,806	Heartland Value Plus Fund - Institutional Class	30,666,580
		74,190,895

	WORLD STOCK - 12.3%
709,429	Polaris Global Value Fund	14,642,616
655,896	Wintergreen Fund - Institutional Class	11,537,219
		26,179,835

	TOTAL MUTUAL FUNDS (Cost $138,728,188)	201,287,017

	SHORT-TERM INVESTMENTS - 3.7%
	MONEY MARKET FUND - 3.7%
7,794,460	Huntington Conservative Deposit Account 0.08** (Cost $7,794,460)	7,794,460

	TOTAL INVESTMENTS - 100.1% (Cost - $153,254,478) (a)	$213,725,277
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(222,438)
	TOTAL NET ASSETS - 100.0%	$213,502,839

*	Non-Income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $153,254,478 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$66,176,572
Unrealized depreciation:	(5,705,773)
Net unrealized appreciation:	$60,470,799

See accompanying notes to financial statements.

6

LIFETIME ACHIEVEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Investment securities:
At cost	$153,254,478
At value	$213,725,277
Dividends and interest receivable	151,973
Receivable for Fund shares sold	81,249
Prepaid expenses	29,367
TOTAL ASSETS	213,987,866

LIABILITIES
Payable for securities purchased	151,372
Investment advisory fees payable	128,939
Distribution (12b-1) fees payable	34,021
Payable for Fund shares repurchased	125,450
Fees payable to other affiliates	11,574
Accrued expenses	33,671
TOTAL LIABILITIES	485,027
NET ASSETS	$213,502,839

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$163,913,088
Undistributed net investment income	103,022
Accumulated net realized loss from security transactions	(10,984,070)
Net unrealized appreciation on investments	60,470,799
NET ASSETS	$213,502,839

Net Asset Value Per Share:
Shares:
Net Assets	$213,502,839
Shares of beneficial interest outstanding	8,072,618

Net asset value, and redemption price per share (a)	$26.45
Maximum offering price per share
(net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$27.13

(a)	See Note 6 to financial statements.

See accompanying notes to financial statements.

7

LIFETIME ACHIEVEMENT FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends from mutual funds	$1,468,337
Interest	1,227
Other income	4,862
TOTAL INVESTMENT INCOME	1,474,426

EXPENSES
Investment advisory fees	1,457,303
Distribution (12b-1) fees	485,767
Administrative services fees	117,098
Professional fees	108,608
Interest expense	77,172
Transfer agent fees	48,772
Trustees’ fees and expenses	22,011
Printing and postage expenses	19,274
Insurance expense	18,038
Custodian fees	16,300
Compliance officer fees	14,751
Non 12b-1 shareholder services fees	8,967
Registration fees	2,336
Other expenses	2,014
TOTAL EXPENSES	2,398,411

NET INVESTMENT LOSS	(923,985)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(1,335,338)
Distributions of realized gains by underlying investment companies	9,146,192
Change in unrealized appreciation on investments	31,853,953

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	39,664,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,740,822

See accompanying notes to financial statements.

8

LIFETIME ACHIEVEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(923,985)	$539,363
Distributions of realized gains by underlying investment companies	9,146,192	3,853,201
Net realized gain (loss) from investments	(1,335,338)	7,589,216
Net change in unrealized appreciation on investments	31,853,953	11,470,966
Net increase in net assets resulting from operations	38,740,822	23,452,746

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,650,840)	—
Net decrease in net assets from distributions to shareholders	(1,650,840)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,433,142	11,036,023
Net asset value of shares issued in reinvestment of distributions to shareholders	1,587,392	—
Redemption fee proceeds	344	—
Payments for shares redeemed	(13,391,718)	(15,541,939)
Net decrease in net assets from shares of beneficial interest	(1,370,840)	(4,505,916)

TOTAL INCREASE IN NET ASSETS	35,719,142	18,946,830

NET ASSETS
Beginning of Year	177,783,697	158,836,867
End of Year *	$213,502,839	$177,783,697
* Includes undistributed net investment income of:	$103,022	$1,147,337

SHARE ACTIVITY
Shares sold	436,246	525,879
Shares reinvested	62,105	—
Shares redeemed	(553,408)	(747,330)
Net decrease	(55,057)	(221,451)

See accompanying notes to financial statements.

9

LIFETIME ACHIEVEMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010	December 31, 2009

Net asset value, beginning of year	$21.87		$19.02		$21.03		$17.18	$11.71

Activity from investment operations:
Net investment income (loss) (a)	(0.11	) (f)	0.06	(f)	—	(c)	0.04	(0.05)
Net realized and unrealized gain/(loss) on investments	4.90		2.78		(1.66)		3.58	5.52
Retroactive rebate of 12b-1 fees by Distributor (g)	—		0.01		—		0.23	—
Total from investment operations	4.79		2.85		(1.66)		3.85	5.47

Redemption fees (b)	—	(c)	—		—	(c)	— (c)	— (c)

Less distributions from:
Net investment income	(0.21)		—		(0.34)		—	—
Return of capital	—		—		(0.01)		—	—
Total distributions	(0.21)		—		(0.35)		—	—

Net asset value, end of year	$26.45		$21.87		$19.02		$21.03	$17.18

Total return (d)	21.91%		14.98%		(7.90)%		22.41%	46.71%

Net assets, end of year (000s)	$213,503		$177,784		$158,837		$168,022	$141,314

Ratio of gross expenses to average net assets (a)	1.23%		1.37	% (e)	1.30	% (e)	1.57%	1.99%
Ratio of net expenses (excluding interest expense) to average net assets (a)	1.19%		1.23	% (e)	1.25	% (e)	1.27%	1.40%
Ratio of net investment income (loss) to average net assets (a)	(0.48)%		0.32	% (e)	(0.01	)% (e)	0.17%	(0.37)%

Portfolio Turnover Rate	11%		14%		20%		6%	10%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(b)	See Note 6 to financial statements.

(c)	Less than $0.01 per share.

(d)	Total return represents aggregate total return based on NAV and does not reflect a sales charge.

(e)	Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees to average net assets for the year ended December 31, 2012 were 0.03% and for the year ended December 31, 2011 were 0.03%.

(f)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(g)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

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Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

Lifetime Achievement Fund (the ’‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is a, non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), the Fund currently consists of one class of shares. The Fund invests primarily in investment companies, including exchange-traded funds. The Fund’s investment objective is growth.

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

11

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Fair Value Team and Valuation Process — This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013, for the Fund’s investments measured at fair value:

12

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,643,800	$—	$—	$4,643,800
Mutual Funds	191,209,699	10,077,318	—	201,287,017
Short-Term Investments	7,794,460	—	—	7,794,460
Total	$203,647,959	$10,077,318	$—	$213,725,277

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Portfolio of Investments for classifications.

There were no transfers between Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2010, 2011, 2012 and 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $21,412,203 and $25,515,946 respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Manarin Investment Counsel, Ltd. Serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC. (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS and are not paid any fees for serving in that capacity. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. However, the Advisor has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through April 30, 2014, to the extent necessary to ensure that ’‘Other Expenses’’ of the Fund do not exceed 0.50% of the Fund’s average daily net assets. Other expenses equal total expenses excluding advisory fees, interest expense and cost of Fund borrowings and distribution (12b-1) fees. For the year ended December 31, 2013, the Advisor made no reimbursements to the Fund, nor did it waive any of its fees. The fees paid to the Advisor are reviewed annually by the Fund’s Board of Trustees.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts due to GFS under these arrangements are reported as “Fees payable to other affiliates” in the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for the Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended December 31, 2013, the Fund accrued $485,767 in total fees under the Plan, of which $334,416 was paid to brokers, $147,490 was paid to Manarin Securities Corporation, an affiliate of the Fund, and $3,861 was retained by the Distributor.  As selling broker, Manarin Securities Corporation, or its representatives, may indirectly receive additional 12b-1 fees from executing and/or clearing brokers to the extent its customers invest in the Fund through such brokers.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2013, the Distributor received $74,421 in underwriting commissions.  Additionally, to the extent its customers purchase shares of the Fund, Manarin Securities Corporation may receive commissions.

In June 2010, the Securities & Exchange Commission staff (’’SEC’’) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund’s distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the ’‘Distributor’’), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million).

14

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts will be, included in the Fund’s Statement of Operations in the account titled ’‘Current 12b-1 fees rebated by Distributor.’’ No such amounts were rebated during the year ended December 31, 2013.

5.	LOAN AND PLEDGE AGREEMENT

The Fund had a $30 million revolving credit agreement with Huntington Bank n.a. (Huntington Loan Agreement), to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Huntington Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. The loan agreement requires continuous collateral if the loan has a balance or not. Effective August 2, 2013, the Huntington Loan Agreement was reduced to $25 million.

Borrowings under the Huntington Loan Agreement are charged interest at a calculated rate computed by Huntington Bank n.a. based on the London Interbank Offered Rate (LIBOR rate) plus 1 basis point. In addition, there is a fee equal to 1/8% of the unused portion of the credit agreement. The loan is due on demand. The loan balance at December 31, 2013, was $0. For the year ended December 31, 2013, information related to borrowings under the Huntington Loan Agreement is as follows:

Weighted Average Interest rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred		Maximum Amount Borrowed During the Year
1.19%	$685,399	168	$77,172	*	$4,182,559

*	Includes $68,428 of line of credit fees.

6.	REDEMPTION FEES

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended December 31, 2013, the Fund received $344 in redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following year was as follows:

Fiscal Year Ended December 31, 2013
Ordinary Income	$1,650,840

There were no distributions for the year ended December 31, 2012.

15

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$103,022	$—	$(10,984,070)	$—	$—	$60,470,799	$49,589,751

At December 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$10,984,070	$—	$10,984,070	December 31, 2017

Permanent book and tax differences primarily attributable to adjustments for short term capital gain distributions from the Investment Funds, resulted in reclassification for the Fund for the year ended December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$1,530,510	$(1,530,510)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Lifetime Achievement Fund

We have audited the accompanying statement of assets and liabilities of the Lifetime Achievement Fund, a series of shares of beneficial interest of the Northern Lights Fund Trust III, including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lifetime Achievement Fund as of December 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2014

17

Lifetime Achievement Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of Lifetime Achievement Fund (the ’‘Fund’’), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13-12/31/13*	Expense Ratio During the Period 7/1/13-12/31/13
	$1,000.00	$1,156.30	$6.69	1.23%

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13-12/31/13*	Expense Ratio During the Period 7/1/13-12/31/13
	$1,000.00	$1,019.56	$6.26	1.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
18

Lifetime Achievement Fund (Unaudited)

Approval of Advisory Agreement – Lifetime Achievement Fund

In connection with a meeting held on February 23, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Manarin Investment Counsel, Ltd. (“MIC” or the “Adviser”) and the Trust, on behalf of The Lifetime Achievement Fund (the “Fund”). In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services. The Board noted that the Adviser had previously provided the Trustees with materials related to its proposed Advisory Agreement.

The Board reviewed a brief history of the Adviser and its personnel, as well as a brief overview of the current Predecessor Fund which MIC currently serves as investment adviser, along with the proposal to reorganize the Predecessor Fund into the Trust (the “NLFT III Reorganization”). The Board examined the Board Materials and reviewed the Predecessor Fund’s performance and investment strategy. The Board noted that the Fund primarily invests in shares of other open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Investment Funds”) that each invest primarily in common stocks or fixed income securities. The Board also noted that the Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund. A representative of the Adviser explained that MIC selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries. In selecting open-end investment companies, the Adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers’ investment process, administrative and other costs, shareholder services and the reputation, and stability of their investment advisers. In selecting ETFs, MIC considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.

The Board reviewed materials provided by MIC related to the proposed Investment Advisory Agreement with the Trust, including MIC’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund and that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of MIC’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered MIC’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board reviewed the description provided by MIC of its practices for monitoring compliance with the Fund’s investment limitations. The Board reviewed the capitalization of MIC based on financial information provided by MIC and discussions with MIC and concluded that MIC was sufficiently well-capitalized, or had the ability to source additional capital in order to meet its obligations to the Fund. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

19

Lifetime Achievement Fund (Unaudited)

Approval of Advisory Agreement – Lifetime Achievement Fund (continued)

Performance. In assessing the portfolio management services provided by the Adviser under the proposed fund structure, the Board considered the comparative past performance of the Predecessor Fund as well as other factors relating to the Adviser’s track record. The Board noted that the Predecessor Fund underperformed compared to its benchmarks for the one and three year periods; however, the Predecessor Fund outperformed its benchmark during the three and ten year periods. The Board concluded that the overall performance of the Predecessor Fund under the management of the Adviser was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and estimated overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size. The Board noted that MIC proposed to charge a 0.75% annual advisory fee based on the average net assets of the Fund. The Board also noted that the Predecessor Fund’s Advisory Fee and Total Net Expenses were below the average as compared to its Morningstar category. The Board concluded that the fees to be charged by the Adviser were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Advisers with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser. With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent that the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund and the proposed Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

 Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

20

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. April 2012

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes - information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230
21

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡     open an account or give us contact information

¡     provide account information or give us your income information

¡     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡     sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡     affiliates from using your information to market to you

¡     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.
22

Lifetime Achievement Fund

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

23

Lifetime Achievement Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	26	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	128	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	26	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

12/31/13-NLFT III

24

Lifetime Achievement Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	26	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).
John V. Palancia 1954	Trustee	Since February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	128	Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011)

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, and Northern Lights Variable Trust.

***	Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex. On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee. To settle the SEC’s charges, GFS and NLCS each agreed to pay penalties of $50,000, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order. The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions. There were no allegations that shareholders suffered any monetary harm. The SEC charges were not against the Adviser or the Funds.

12/31/13-NLFT III

25

Lifetime Achievement Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Staff Attorney, Gemini Fund Services, LLC (March, 2013 to present), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Suite 2, Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-339-4230.

12/31/13-NLFT III

26

This Page Intentionally Left Blank.

LEGAL COUNSEL
Thompson Hine LLP Columbus, Ohio

CUSTODIAN
The Huntington National Bank
41 South High Street
Columbus, Ohio 43287

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

FUND ACCOUNTANT AND TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP 1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
505 N. 210th Street
Omaha, Nebraska 68022
(402) 330-1166

0487-NLD-02/03/2014

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,500

(b)

Audit-Related Fees

2013 – None

(c)

Tax Fees

2013 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/10/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

3/10/14